EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Insightful Corporation for the quarter ended June 30, 2004, the undersigned, Richard Barber, Chief Financial Officer of Insightful Corporation, does hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

3)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

4)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

Date:	September 10, 2004	By:	/s/ Richard P. Barber

Richard P. Barber
Chief Financial Officer (Principal Financial and Accounting Officer)

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